UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported):   June 14, 2005

                                   Cosi, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                     000-50052                06-1393745
--------------------------------------------------------------------------------
(State or Other Jurisdiction  (Commission File Number)      (IRS Employer
     of Incorporation)                                    Identification No.)

1751 Lake Cook Road, 6th Floor; Deerfield, Illinois               60015
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:   (847) 444-3200


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

      On June 14, 2005, Cosi, Inc. (the "Company") executed an Underwriting Agreement, by and among the Company, SG Cowen & Co., LLC and RBC Capital Markets Corporation (the "Underwriting Agreement"). A copy of the form of Underwriting Agreement was filed as Exhibit 1.1 to Amendment No. 1 to the Company's Registration Statement on Form S-3 (File No. 333-124833) on May 26, 2005. Pursuant to the Underwriting Agreement, the Company agreed to sell to the underwriters an aggregate of 5,076,142 shares of the Company's common stock at a purchase price of $6.30 per share in the Company's public offering. In addition, the underwriters were also granted the option to purchase up to 761,421 additional shares of common stock to cover over-allotments, if any. The over-allotment option was exercised by the underwriters on June 16, 2005.

Item 8.01 Other Events.

      A copy of the press release announcing the pricing of the public offering is attached hereto as Exhibit 99.1.

Item 9.01 (c). Exhibits.

      1.1 Form of Underwriting Agreement, by and among Cosi, Inc., SG Cowen & Co., LLC and RBC Capital Markets Corporation (Filed as Exhibit 1.1 to the Registration Statement on Form S-3/A, file #333-124833).

      99.1  Press Release of Cosi, Inc., dated June 14, 2005.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Cosi, Inc.

Date:  June 16, 2005

                                         /s/ Vicki J. Baue
                                         ---------------------------------------
                                         Name: Vicki J. Baue
                                         Title: General Counsel

                                  EXHIBIT INDEX

                                                                Paper (P) or
 Exhibit No.                   Description                      Electronic (E)
 -----------                   -----------                      --------------

     1.1      Form of Underwriting Agreement, by and among            E
              Cosi, Inc., SG Cowen & Co., LLC and RBC
              Capital Markets Corporation (Filed as Exhibit
              1.1 to the Registration Statement on Form
              S-3/A, file #333-124833).

     99.1     Press Release of Cosi, Inc., dated June 14,             E
              2005.